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                                                                      EXHIBIT 19


                        CONSENT OF FROST BROWN TODD LLC


We consent to the references to our firm in the Prospectus, Statement of Additional Information and to the incorporation by reference in the Post-Effective Amendment No. 23 to the Registration Statement (Form N-1A, No. 2-68290, 811-3070) and related Prospectus of Hilliard-Lyons Government Fund, Inc.


                                          /s/ FROST BROWN TODD LLC
                                          -------------------------
                                          FROST BROWN TODD LLC



Louisville, Kentucky
December 27, 2001